STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 026 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Investments
Investment in Master Trust at fair value	$ 7,499,947,981	$ 6,935,174,439
Receivables
Employer contributions	151,384,672	173,628,525
Notes receivable from participants	76,682,327	79,745,355
Total receivables	228,066,999	253,373,880
Net assets available for benefits	$ 7,728,014,980	$ 7,188,548,319